         SFX UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following information is based on the audited and unaudited financial statements of SFX Entertainment, Inc. and certain of the companies which we have acquired as well as the audited and unaudited financial statements of Apollo Leisure Group Limited ("Apollo"). The pro forma information set forth below does not give effect to our recently completed acquisitions of certain assets of Livent Inc. and its affiliates ("Livent"), Midland Concert Promotions Group Limited ("MCP"), a 50% interest in Cardenas/Fernandez & Associates ("CFA"), Inc. and Tellem & Associates ("Tellem").

     The SFX Unaudited Pro Forma Condensed Combined Balance Sheet at June 30, 1999, is presented as if SFX had completed the Apollo acquisition, our new $1.1 billion senior credit facility (the "New Senior Credit Facility"), our July 1999 consent solicitation with respect to our outstanding 9 1/8% Senior Subordinated Notes and our August 1999 equity offering as of June 30, 1999.

     The SFX Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1998, is presented as if the following transactions had occurred on January 1, 1998:

     o the acquisitions we completed in 1998 and 1999 (other than Livent, MCP, CFA and Tellem),

     o our February and November 1998 offerings of $350 million and $200 million of 9 1/8% Senior Subordinated Notes due 2008, respectively,

     o  our May 1998, February 1999 and August 1999 equity offerings,

     o  our July 1999 consent solicitation,

     o  the consummation of the New Senior Credit Facility, and

     o  the Apollo acquisition.

     The SFX Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1999 give effect to the following transactions as if they had occurred on January 1, 1998:

     o the acquisitions we completed in 1999 (other than Livent, MCP, CFA and Tellem),

     o  our February 1999 and August 1999 equity offerings,

     o  our July 1999 consent solicitation,

     o  the consummation of the New Senior Credit Facility, and

     o  the Apollo acquisition.

     In addition, the SFX Unaudited Pro Forma Condensed Combined Financial Statements do not reflect certain purchase price adjustments and future contingent payments, which may be payable pursuant to the various acquisition agreements.

     In our opinion, all adjustments necessary to fairly present this pro forma information have been made. The SFX Unaudited Pro Forma Condensed Combined Financial Statements are based upon, and should be read in conjunction with, the historical financial statements of SFX and certain of the businesses acquired by SFX and the related notes to such financial statements previously filed by SFX. The pro forma information is based upon tentative allocations of purchase price and does not purport to be indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of SFX's future results. Purchase accounting is based upon preliminary asset valuations, which are subject to change. Final asset valuations are not expected to differ materially from the preliminary valuations. In addition, the statement of operations data include adjustments to operating expenses to reflect anticipated savings that SFX management believes it will be able to achieve through the implementation of its operating strategy. However, there can be no assurance that SFX will be able to achieve such savings.

     The SFX Unaudited Pro Forma Condensed Combined Financial Statements and notes thereto contain forward-looking statements that involve risks and uncertainties. Therefore, the actual results of SFX may differ materially from those discussed herein. SFX undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                             SFX ENTERTAINMENT, INC.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 1999
                                 (IN THOUSANDS)

                                                                  PRO FORMA FOR THE APOLLO ACQUISITION
                                                                   AND THE NEW SENIOR CREDIT FACILITY
                                                                                    I
                                                              ---------------------------------------------
                                                                  APOLLO        NEW SENIOR      PRO FORMA
                                                     SFX       ACQUISITION   CREDIT FACILITY   ADJUSTMENTS
                                                  (ACTUAL)          A               B               C
                                               -------------- ------------- ----------------- -------------
Assets:
Cash and cash equivalents ....................   $   99,353      $ 18,030      $   348,500      $ (13,700)
Other current assets .........................      169,205        22,349               --             --
Property and equipment, net of accumulated
 depreciation of $29,619......................      352,397       117,604               --             --
Intangible assets, net of accumulated
 amortization of $89,571 .....................    1,221,494       156,895           17,500         13,700
                                                                                    (4,379)
Other assets .................................      113,150         3,393                              --
                                                 ----------      --------      -----------      ---------
Total Assets .................................   $1,955,599      $318,271      $   361,621      $      --
                                                 ==========      ========      ===========      =========
Liabilities and Shareholders' Equity:
Current liabilities ..........................   $  306,538      $ 71,681      $        --      $      --
Deferred income taxes ........................       39,877         3,571                              --
Existing senior credit facility ..............      234,000            --         (234,000)            --
New senior credit facility ...................           --       196,456          600,000             --
Senior subordinated notes ....................      550,000            --               --             --
Other long-term debt .........................       17,609            --               --             --
Capital lease obligations ....................       12,574           536               --             --
Deferred purchase consideration ..............       34,030            --               --             --
Other liabilities ............................        5,005         5,459               --
Minority interest ............................        7,812         3,096               --             --
Temporary equity--stock subject to
 redemption ..................................       19,920            --               --             --
Shareholders' equity:
 Class A common stock ........................          533            10               --             --
 Class B common stock ........................           26            --               --             --
 Additional paid-in capital ..................      826,859        37,462               --             --
 Deferred compensation .......................       (4,900)           --               --             --
 Accumulated deficit .........................      (94,284)           --           (4,379)            --
                                                 ----------      --------      -----------      ---------
Total shareholders' equity ...................      728,234        37,472           (4,379)            --
                                                 ----------      --------      -----------      ---------
Total Liabilities & Shareholders' Equity .....   $1,955,599      $318,271      $   361,621      $      --
                                                 ==========      ========      ===========      =========
                                                                                            PRO FORMA
                                                                                         FOR THE APOLLO
                                                                                        ACQUISITION, THE
                                                     PRO FORMA                             NEW SENIOR
                                                      FOR THE          THE AUGUST        CREDIT FACILITY
                                                 APOLLO ACQUISITION   1999 EQUITY        AND THE AUGUST
                                                 AND THE NEW SENIOR     OFFERING          1999 EQUITY
                                                  CREDIT FACILITY          II               OFFERING
                                               --------------------- --------------- ----------------------
Assets:
Cash and cash equivalents ....................      $  452,183           $338,435          $  790,618
Other current assets .........................         191,554                 --             191,554
Property and equipment, net of accumulated
 depreciation of $29,619......................         470,001                 --             470,001
Intangible assets, net of accumulated
 amortization of $89,571 .....................       1,405,210                 --           1,405,210
Other assets .................................         116,543                 --             116,543
                                                    ----------           --------          ----------
Total Assets .................................      $2,635,491           $338,435          $2,973,926
                                                    ==========           ========          ==========
Liabilities and Shareholders' Equity:
Current liabilities ..........................      $  378,219           $     --          $  378,219
Deferred income taxes ........................          43,448                 --              43,448
Existing senior credit facility ..............              --                 --                  --
New senior credit facility ...................         796,456                 --             796,456
Senior subordinated notes ....................         550,000                 --             550,000
Other long-term debt .........................          17,609                 --              17,609
Capital lease obligations ....................          13,110                                 13,110
Deferred purchase consideration ..............          34,030                 --              34,030
Other liabilities ............................          10,464                 --              10,464
Minority interest ............................          10,908                 --              10,908
Temporary equity--stock subject to
 redemption ..................................          19,920                 --              19,920
Shareholders' equity:
 Class A common stock ........................             543                 75                 618
 Class B common stock ........................              26                 --                  26
 Additional paid-in capital ..................         864,321            338,360           1,202,681
 Deferred compensation .......................          (4,900)                --              (4,900)
 Accumulated deficit .........................         (98,663)                --             (98,663)
                                                    ----------           --------          ----------
Total shareholders' equity ...................         761,327            338,435           1,099,762
                                                    ----------           --------          ----------
Total Liabilities & Shareholders' Equity .....      $2,635,491           $338,435          $2,973,926
                                                    ==========           ========          ==========

I. PRO FORMA FOR THE APOLLO ACQUISITION AND THE NEW SENIOR CREDIT FACILITY

A. APOLLO ACQUISITION

                                           AS OF JUNE 30, 1999 (IN THOUSANDS)*
                                ----------------------------------------------------------
                                                                     U.K. TO U.S.
                                            AS                           GAAP
                                         REPORTED                    ADJUSTMENTS
                                -------------------------- -------------------------------
Assets:
Cash and cash equivalents .....  (pounds sterling)10,462     (pounds sterling)    --
Other current assets ..........                   12,710                          50 (d)
Property and equipment,
 net ..........................                   79,150                     (10,267)(a)
                                                                              (2,075)(a)
                                                                                 129 (b)
Intangible assets, net ........                       --                       3,271 (c)
Other assets ..................                    2,116
                                                  ------
Total Assets .................. (pounds sterling)104,438     (pounds sterling)(8,892)
                                =========================  ============================
Liabilities & Stockholders'
 Equity:
Current liabilities ...........  (pounds sterling)43,840     (pounds sterling)
Deferred taxes ................                    2,227                          --
Senior credit facility ........                       --                          --
Other long-term debt ..........                   26,267
Capital lease obligations .....                      334
Deferred purchase
 consideration ................                       --
Other liabilities .............                    3,626                        (221)(e)
Minority interest .............                    1,931                          --
Temporary equity--stock
 subject to redemption ........                       --                          --
Stockholders' equity ..........                   26,213                     (10,267)(a)
                                                                              (2,075)(a)
                                                                                 129 (b)
                                                                               3,271 (c)
                                                                                  50 (d)
                                                                                 221 (e)
                                -------------------------  ----------------------------
Total liabilities &
 stockholders' equity ......... (pounds sterling)104,438     (pounds sterling)(8,892)
                                =========================  ============================

                                                           AS OF JUNE 30, 1999 (IN THOUSANDS)*
                                -----------------------------------------------------------------------------------------
                                         ADJUSTED                         BARRY CLAYMAN
                                        FOR U.K. TO          CONVERSION    CORPORATION        PRO FORMA         APOLLO
                                         U.S. GAAP          TO U.S.$(I)    LIMITED(H)        ADJUSTMENTS      ACQUISITION
                                -------------------------- ------------- -------------- -------------------- ------------
Assets:
Cash and cash equivalents ..... (pounds sterling)10,462       $ 16,774       $1,974        $       (718)(g)    $ 18,030
Other current assets ..........                  12,760         20,458        1,173                 718 (g)      22,349
Property and equipment,
 net ..........................                  66,937        107,320           17              10,267 (f)     117,604
Intangible assets, net ........                   3,271          5,244           --             151,651 (f)     156,895
Other assets ..................                   2,116          3,393           --                  --           3,393
                                                 ------       --------       ------        ------------        --------
Total Assets .................. (pounds sterling)95,546       $153,189       $3,164        $    161,918        $318,271
                                =========================     ========       ======        ============        ========
Liabilities & Stockholders'
 Equity:
Current liabilities ........... (pounds sterling)43,840       $ 70,288       $1,393                            $ 71,681
Deferred taxes ................                   2,227          3,571                               --           3,571
Senior credit facility ........                      --             --           --             196,456 (f)     196,456
Other long-term debt ..........                  26,267         42,114           --             (42,114)(f)          --
Capital lease obligations .....                     334            536           --                  --             536
Deferred purchase
 consideration ................                      --             --           --                  --              --
Other liabilities .............                   3,405          5,459           --                  --           5,459
Minority interest .............                   1,931          3,096           --                  --           3,096
Temporary equity--stock
 subject to redemption ........                      --             --           --                  --              --
Stockholders' equity ..........                  17,542         28,125        1,771               7,576 (f)      37,472
                                                 ------       --------       ------        ------------        --------
Total liabilities &
 stockholders' equity ......... (pounds sterling)95,546       $153,189       $3,164        $    161,918        $318,271
                                =========================     ========       ======        ============        ========

- ----------
*     As of May 15, 1999

PRO FORMA AND U.K. TO U.S. GAAP ADJUSTMENTS:

(a) To reverse the revaluation of property and equipment allowed under U.K. GAAP but not permitted under U.S. GAAP and to eliminate the reserve within equity for negative goodwill. Under U.S. GAAP, the negative goodwill is allocated to the long-term assets obtained at the time of the acquisition.

(b) To capitalize interest on capital projects which qualify for capitalization under U.S. GAAP.

(c) To record the net unamortized goodwill set up by Apollo at the time it made prior acquisitions.

(d) To record Apollo's short-term investments in marketable securities under U.S. GAAP.

(e) To reverse the write-off of goodwill during fiscal 1998 resulting from an earn-out provision related to an acquisition, as the final amount of the earn-out will not be estimable until the time of payment.

(f) To reflect the $196.5 million borrowed under the New Senior Credit Facility to complete the Apollo acquisition, based on the exchange rate as of September 17, 1999 and the issuance of $37.5 million of SFX Class A common stock (based on a market price of $38.25 per share on the acquisition date), including the repayment of $42.1 million of Apollo's debt and to reflect the excess of the purchase price paid over the fair value of the net tangible assets acquired.

(g) To properly classify Apollo's investments in productions as other current assets.

(h) Represents the acquisition of 100% of Barry Clayman Corporation Limited, a promoter of concert and other live entertainment events in the U.K.

(i) Converted from pounds sterling to U.S. dollars utilizing the May 15, 1999 exchange rate.


B. NEW SENIOR CREDIT FACILITY

     In August 1999, SFX entered into the New Senior Credit Facility which provides SFX with total borrowing capacity of up to $1.1 billion, comprised of a $250.0 million multi-draw, multi-currency term loan maturing on December 31, 2005, a $600.0 million single-draw, U.S. dollar loan maturing on June 30, 2006, and a $250.0 million multi-currency reducing revolver maturing on December 31, 2005. Borrowings under the New Senior Credit Facility are secured by substantially all the assets of SFX and its domestic subsidiaries (and to the extent a foreign subsidiary is a borrower, substantially all of the assets of such foreign subsidiary), including a pledge of the outstanding stock of substantially all of its subsidiaries and foreign subsidiaries, and is guaranteed by substantially all of SFX's domestic subsidiaries and, in the event a foreign subsidiary is a borrower, SFX. A portion of the consideration in the Apollo acquisition consisted of borrowings under the New Senior Credit Facility in an amount of $196.5 million. In connection with the consummation of the New Senior Credit Facility, SFX incurred debt issuance costs of approximately
$17.5 million.

     In addition, SFX has $4.4 million in unamortized costs recorded associated with its prior senior credit facility, which will be written off as an extraordinary charge in the third quarter of 1999. The write-off is expected to be $2.7 million (net of taxes of $1.7 million).


C. PRO FORMA ADJUSTMENTS

     To reflect costs incurred related to the consent solicitation with respect to the 9 1/8% senior subordinated notes whereby SFX obtained approval from the holders to modifications of certain covenants in the indentures governing the notes. The modifications, among other things, provide SFX with more flexibility to make investments and acquisitions internationally and permit SFX's foreign subsidiaries to incur indebtedness, subject to certain limitations. In connection with the solicitation, SFX paid consenting holders a fee equal to 2.5% of the principal amount of the notes for which consents were received.


II. THE AUGUST 1999 EQUITY OFFERING

     The adjustments reflect the approximate gross proceeds from the Company's August 1999 equity offering of $353.6 million (calculated as 8,625,000 shares of SFX's Class A common stock at $41.00 per share), net of an underwriting discount of approximately $13.2 million and approximately $2.0 million of fees and expenses related to this offering.

                            SFX ENTERTAINMENT, INC.
                SUMMARY OF DEPRECIATION AND AMORTIZATION EXPENSE
                                 (IN THOUSANDS)

                                                                                       PRO FORMA AMORTIZATION EXPENSE
                                                                                      ---------------------------------
                     GOODWILL AND OTHER                  PROPERTY AND                   YEAR ENDED    SIX MONTHS ENDED
                     INTANGIBLE ASSETS,   AMORTIZATION    EQUIPMENT,    DEPRECIATION   DECEMBER 31,       JUNE 30,
COMPANY/ACTIVITY            GROSS            PERIOD          GROSS         PERIOD          1998             1999
- ------------------- -------------------- -------------- -------------- -------------- -------------- ------------------
Delsener/Slater          $   23,627          15 years      $ 28,310      5-20 years         1,575              788
Meadows                       3,282          15 years        27,053      5-39 years           219              110
Sunshine                     38,019          15 years        30,545      5-40 years         2,535            1,268
Westbury                      5,588          15 years         6,662      5-30 years           373              187
BGP                          50,593          15 years        47,481         7 years         3,373            1,687
PACE and Pavilion           196,437        2-15 years       105,887      7-30 years        13,987            6,994
Contemporary                 68,940          15 years        25,632      7-30 years         4,596            2,298
Network                      72,870          15 years         4,955      7-20 years         4,858            2,429
Concert/Southern             17,110          15 years           847         7 years         1,141              571
USA Motor Sports             11,261          15 years         2,303              --           751              376
Avalon                       22,745          15 years         4,629      7-30 years         1,517              759
Oakdale                      12,574          15 years         1,113         7 years           839              420
FAME                        126,175          15 years           817         7 years         8,412            4,206
Don Law                      65,742          15 years        31,412      7-30 years         4,383            2,192
Magicworks                  114,431          15 years         5,802         7 years         7,629            3,815
Other 1998
 acquisitions               129,229       10-15 years         1,396      7-30 years        10,634            5,317
Corporate                        --          15 years        15,860      3-10 years            --               --
Deferred financing
 costs                       53,736          10 years            --              --            --               --
Cellar Door                  66,883          15 years        33,614      7-30 years         4,459            2,230
Marquee                     132,685          15 years         2,830         7 years         8,846            4,423
Nederlander                  59,858                           1,640      7-30 years         3,991            1,996
Other 1999
 acquisitions                66,101          15 years         3,228      7-30 years         4,407            2,196
Apollo                      156,895          15 years       117,604      7-30 years        10,460            5,230
                         ----------                        --------                        ------            -----
Total                    $1,494,781                        $499,620                       $98,985          $49,492
                         ==========                        ========                       =======          =======

                                                                 PRO FORMA
                                                       DEPRECIATION AND AMORTIZATION
                     PRO FORMA DEPRECIATION EXPENSE               EXPENSE
                    --------------------------------- --------------------------------
                      YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED
                     DECEMBER 31,       JUNE 30,       DECEMBER 31,       JUNE 30,
COMPANY/ACTIVITY         1998             1999             1998             1999
- ------------------- -------------- ------------------ -------------- -----------------
Delsener/Slater           1,829              915            3,404           1,703
Meadows                   1,212              606            1,431             716
Sunshine                  1,507              754            4,042           2,022
Westbury                    291              146              664             333
BGP                       2,188            1,094            5,561           2,781
PACE and Pavilion         5,315            2,658           19,302           9,652
Contemporary              1,239              620            5,835           2,918
Network                     458              229            5,316           2,658
Concert/Southern            116               58            1,257             629
USA Motor Sports            435              218            1,186             594
Avalon                      215              108            1,732             867
Oakdale                     201              101            1,040             521
FAME                        131               66            8,543           4,272
Don Law                   2,146            1,073            6,529           3,265
Magicworks                  722              361            8,351           4,176
Other 1998
 acquisitions               274              139           10,908           5,456
Corporate                 5,154            4,405            5,154           4,405
Deferred financing
 costs                       --               --               --              --
Cellar Door               1,511              749            5,970           2,979
Marquee                     566              276            9,412           4,699
Nederlander                  68               34            4,059           2,030
Other 1999
 acquisitions               170               85            4,577           2,281
Apollo                    3,920            1,960           14,380           7,190
                          -----            -----           ------           -----
Total                   $29,668          $16,655         $128,653         $66,147
                        =======          =======         ========         =======

- -------------

                             SFX ENTERTAINMENT, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                     CERTAIN 1999
                                                                                   ACQUISITIONS AND
                                          SFX          1998       PRO FORMA FOR   THE FEBRUARY 1999      APOLLO
                                       (ACTUAL)    ACQUISITIONS      THE 1998      EQUITY OFFERING    ACQUISITION
                                           I            II         ACQUISITIONS          III               IV
                                     ------------ -------------- --------------- ------------------- -------------
Revenue ............................ $884,286       $ 247,061   $1,131,347            $204,028      $137,657
Equity income from investments .....    4,630           1,435        6,065               2,634         1,229
                                     --------       ---------    ----------           --------       --------
Total revenue ......................  888,916         248,496    1,137,412             206,662       138,886
Cost of revenue ....................  678,756         179,592      858,348             142,072        78,453
Selling, general and
 administrative expenses ...........  111,748          29,194      140,942              32,135        41,323
Depreciation & amortization,
 including integration and
 start-up costs ....................   62,197          28,058       90,255              24,018        14,380
Corporate expenses, net of
 Triathlon fees ....................   11,194             161       11,355                  --            --
Non-recurring charges ..............    5,600              --        5,600                  --            --
Noncash compensation and other
 non cash charges ..................   34,051              --       34,051                 389            --
                                     --------       ---------    ----------           --------       --------
Operating income (loss) ............  (14,630)         11,491       (3,139)              8,048         4,730
Interest expense ...................  (50,759)        (21,516)     (72,275)             (4,107)      (14,735)
Other income (expenses) ............    2,455          (2,310)         145                 870         1,457
                                     --------       ---------    ----------           --------       --------
Income (loss) before income tax
 expense ...........................  (62,934)        (12,335)     (75,269)              4,811        (8,548)
Income tax (expense) benefit .......   (3,000)           (280)      (3,280)             (1,759)       (1,077)
                                     --------       ---------    ----------           --------       --------
Net income (loss) .................. $(65,934)      $ (12,615)   $ (78,549)           $  3,052       $(9,625)
                                                    =========                                        ========
Accretion on put option ............   (2,750)                      (3,300)               (315)
                                     --------                    ----------           --------
Net loss applicable to common
 shares ............................ $(68,684)                   $ (81,849)           $  2,737
                                     ========                    ==========           ========
Net loss per common share .......... $  (1.83)                   $   (1.83)
                                     ========                    ==========
Weighted average common
 shares outstanding (1) (2) ........   37,467                       45,465
                                     ========                    ==========

                                                                                                 PRO FORMA FOR
                                                                                                   THE 1998
                                                                                                 ACQUISITIONS,
                                                             PRO FORMA FOR                       CERTAIN 1999
                                                                THE 1998                         ACQUISITIONS,
                                                             ACQUISITIONS,                     THE FEBRUARY 1999
                                                             CERTAIN 1999                      EQUITY OFFERING,
                                                             ACQUISITIONS,                        THE APOLLO
                                                           THE FEBRUARY 1999                     ACQUISITION,
                                                            EQUITY OFFERING,                        THE NEW
                                                               THE APOLLO                        SENIOR CREDIT
                                                              ACQUISITION                        FACILITY AND
                                          NEW SENIOR            AND THE         THE AUGUST        THE AUGUST
                                        CREDIT FACILITY        NEW SENIOR       1999 EQUITY       1999 EQUITY
                                               V            CREDIT FACILITY      OFFERING          OFFERING
                                     -------------------- ------------------- --------------- ------------------
Revenue ............................    $         --          $1,473,032      $       --          $1,473,032
Equity income from investments .....                               9,928              --               9,928
                                                              ----------      ----------          ----------
Total revenue ......................              --           1,482,960                           1,482,960
Cost of revenue ....................              --           1,078,873              --           1,078,873
Selling, general and
 administrative expenses ...........              --             214,400              --             214,400
Depreciation & amortization,
 including integration and
 start-up costs ....................              --             128,653              --             128,653
Corporate expenses, net of
 Triathlon fees ....................              --              11,355              --              11,355
Non-recurring charges ..............              --               5,600              --               5,600
Noncash compensation and other
 non cash charges ..................              --              34,440              --              34,440
                                        ------------          ----------      ----------          ----------
Operating income (loss) ............                               9,639              --               9,639
Interest expense ...................         (39,132) (a)       (130,249)                           (130,249)
Other income (expenses) ............                               2,472              --               2,472
                                                              ----------      ----------          ----------
Income (loss) before income tax
 expense ...........................         (39,132)           (118,138)             --            (118,138)
Income tax (expense) benefit .......              --              (6,116)             --              (6,116)
                                        ------------          ----------      ----------          ----------
Net income (loss) ..................    $    (39,132)         $ (124,254)     $       --          $ (124,254)
                                        ============                          ==========
Accretion on put option ............                              (3,615)                             (3,615)
                                                              ----------                          ----------
Net loss applicable to common
 shares ............................                          $ (127,869)                         $ (127,869)
                                                              ==========                          ==========
Net loss per common share ..........                          $    (2.28)                         $    (1.98)
                                                              ==========                          ==========
Weighted average common
 shares outstanding (1) (2) ........                              56,825                              65,450
                                                              ==========                          ==========

See footnotes on following pages.

- ----------
(1) Includes 750,000 shares of SFX Class A common stock issued to the PACE sellers in connection with the fifth year put option and 69,978 shares of SFX Class A common stock related to the ProServ put options issued by Marquee. Such shares are not included in calculating the net loss per common share.

(2) Reconciliation of historical weighted average shares outstanding to proforma weighted average shares (in thousands):

                                                                                               CLASS A & B
                                                                                    DATE          SHARES       WEIGHTED AVERAGE
                           ISSUANCE OF COMMON SHARES                               ISSUED      OUTSTANDING          SHARES
- ------------------------------------------------------------------------------   ----------   -------------   -----------------
Class A common shares outstanding ............................................     1/1/98         20,369            20,369
Class B common shares outstanding ............................................     1/1/98          1,570             1,570
Class A common shares issued for Westbury, PACE, BGP, Contemporary,
 and Network acquisitions ....................................................    4/27/98          6,226             4,247
Class A common shares issued to employees in connection with the Spin-Off.....    4/27/98          2,300             1,569
Class B common shares issued to employees in connection with the Spin-Off.....    4/27/98            975               665
Class A common shares issued in the 1998 equity offering .....................     5/5/98         12,075             7,973
Class A common shares issued in the FAME acquisition .........................     6/4/98          1,500               867
Class A common shares issued for the 1998 Other Acquisitions .................    7/10/98            450               207
                                                                                                  ------            ------
Subtotal .....................................................................                    45,465            37,467
                                                                                                                    ======
Class A common shares issued in the Cellar Door acquisition ..................    2/19/99            519
Class A common shares issued in the Marquee acquisition ......................    3/16/99          2,103
Class A common shares issued in the Other 1999 Acquisitions ..................       2/99            143
Class A common shares issued in the February 1999 equity offering ............    2/11/99          7,424
Class A common shares issued in connection with the SFX stock option plan.....    6/15/99             31
Class A common shares issued as deferred purchase consideration ..............    3/31/99            160
Class A common shares issued in the Apollo acquisition .......................    9/17/99            980
                                                                                                  ------
Subtotal .....................................................................                    56,825
Class A common shares issued in the August 1999 equity offering ..............    8/17/99          8,625
                                                                                                  ------
Pro forma as adjusted weighted average common shares outstanding .............                    65,450
                                                                                                  ======


NOTES TO PRO FORMA STATEMENTS:

I. Represents SFX's actual operating results for the year ended December 31, 1998.

   EBITDA for the year ended December 31, 1998, was $47.6 million and $138.3 million for SFX on an actual basis and a pro forma basis, respectively. EBITDA is defined as earnings before interest, taxes, other income and depreciation and amortization. Although EBITDA is not a measure of performance calculated in accordance with GAAP, we believe that the entertainment industry accepts EBITDA as a generally recognized measure of performance and that analysts who report publicly on the performance of entertainment companies use EBITDA. Nevertheless, you should not consider this measure in isolation or as a substitute for operating income, net income, net cash provided by operating activities or any other measure for determining SFX's operating performance or liquidity that is calculated in accordance with GAAP. EBITDA, as we calculate it, may not be comparable to calculations of similarly titled measures presented by other companies. Cash flows from operating, investing and financing activities for SFX for the year ended December 31, 1998, were $27.4 million, ($891.9) million and $906.5 million, respectively.

   We believe there are other adjustments that could affect our operating performance that are not reflected herein. If we had made such adjustments, Adjusted EBITDA on a pro forma basis would have been approximately $191.1 million for the year ended December 31, 1998. The adjustments include the elimination of non-cash compensation and other non-cash charges of $34.4 million, the expected cost savings in connection with the 1998 and 1999 acquisitions associated with the elimination of duplicative staffing and general and administrative expenses of $8.8 million, net of additional corporate overhead, personnel and administrative expenses of $500,000 resulting from the 1998 and 1999 acquisitions, a non-recurring charge of $5.6 million related to certain fees paid to Livent for the Ragtime and Showboat touring productions and certain related deferred expenses which, as a result of the Livent bankruptcy, will not be recovered and a one-time charge of $4.0 million related to the write-off of Apollo's historical costs related to the Dr. Dolittle production. While management believes that such cost savings are achievable, SFX's ability to fully achieve such cost savings is subject to numerous factors, certain of which may be beyond SFX's control.

II. 1998 ACQUISITIONS

     SFX acquired PACE, including USA Motor Sports, and Pavilion, Contemporary, BGP, Network and Concert/Southern on February 25, 1998, February 27, 1998, February 24, 1998, February 27, 1998, and March 4, 1998, respectively. In May 1998, SFX acquired Avalon. In June 1998, SFX acquired FAME and Oakdale. In July 1998, SFX acquired Don Law, and in September 1998, SFX acquired Magicworks. In addition, in the third quarter of 1998 SFX acquired seven other companies herein defined as the Other Acquisitions. The following represents the historical operating results of these companies prior to their acquisition by SFX.


                                                          YEAR ENDED DECEMBER 31, 1998
                                                                 (IN THOUSANDS)
                              -------------------------------------------------------------------------------------
                                  PACE &                                                   CONCERT/
                                 PAVILION     CONTEMPORARY       BGP         NETWORK       SOUTHERN        FAME
                               ACQUISITIONS    ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITION
                              -------------- -------------- ------------- ------------- ------------- -------------
Revenue .....................    $ 84,199        $7,882        $16,075       $4,154        $  524        $2,144
Equity income (loss) from
 investments ................        (151)           --             --          --            (20)           --
                                 --------        ------        -------       ------        ------        ------
Total revenue ...............      84,048         7,882         16,075       4,154            504         2,144
Cost of revenue .............      65,737         6,711         13,509       1,047            276         1,742
Selling, general &
 administrative expenses           17,906         1,544          2,652       2,902            362           295
Depreciation &
 amortization ...............       1,049           254            213          51              9            27
Corporate expenses ..........          --            --             --          --             --            --
                                 --------        ------        -------       ------        ------        ------
Operating income (loss) .....        (644)         (627)          (299)        154           (143)           80
Interest (expense) ..........      (1,148)           --           (165)        (37)            --           (42)
Other income (expenses)......         (19)          122            (67)         14             --            26
Income (loss) before
 income tax expense .........      (1,811)         (505)          (531)        131           (143)           64
Income tax expense
 (benefit) ..................         475            --             --          (3)            --            --
                                 --------        ------        -------       --------      ------        ------
Net income (loss) ...........    $ (1,336)       $ (505)       $  (531)      $ 128         $ (143)       $   64
                                 ========        ======        =======       =======       ======        ======

                                                             YEAR ENDED DECEMBER 31, 1998
                                                                    (IN THOUSANDS)
                              ------------------------------------------------------------------------------------------
                                                                                           OTHER          PRO FORMA
                                  AVALON       OAKDALE       DON LAW      MAGICWORKS       1998          ADJUSTMENTS
                               ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITIONS           A
                              ------------- ------------- ------------- ------------- -------------- ------------------
Revenue .....................   $  2,270        $5,982       $20,566       $54,547       $48,718        $        --
Equity income (loss) from
 investments ................        370            --           --              2           958                276 (f)
                                --------        ------       -------       -------       -------        -----------
Total revenue ...............      2,640         5,982       20,566         54,549        49,676                276
Cost of revenue .............      2,467         3,427       14,598         46,294        23,784                 --
Selling, general &
 administrative expenses           1,338         1,535        2,262          5,564         6,512            (13,941)(a)
                                                                                                                263 (b)
Depreciation &
 amortization ...............        220            28        2,661             --           191             23,355 (c)
Corporate expenses ..........         --            --           --             --            --                161 (d)
                                --------        ------       -------       -------       -------        -----------
Operating income (loss) .....     (1,385)          992        1,045          2,691        19,189             (9,562)
Interest (expense) ..........         --            --           --             --          (404)           (19,720)(e)
Other income (expenses)......         --            --             (9)          --           272             (2,373)(g)
                                                                                                               (276)(f)
                                                                                                        -----------
Income (loss) before
 income tax expense .........     (1,385)          992        1,036          2,691        19,057            (31,931)
Income tax expense
 (benefit) ..................         --            --           --           (950)           --                198 (h)
                                --------        ------       --------      -------       -------        -----------
Net income (loss) ...........   $ (1,385)       $  992       $1,036        $ 1,741       $19,057        $   (31,733)
                                ========        ======       ========      =======       =======        ===========

                                YEAR ENDED
                               DECEMBER 31,
                                   1998
                              (IN THOUSANDS)
                              --------------
                                PRO FORMA
                                 FOR THE
                                   1998
                               ACQUISITIONS
                              -------------
Revenue .....................   $ 247,061
Equity income (loss) from
 investments ................       1,435
                                ---------
Total revenue ...............     248,496
Cost of revenue .............     179,592
Selling, general &
 administrative expenses           29,194
Depreciation &
 amortization ...............      28,058
Corporate expenses ..........         161
                                ---------
Operating income (loss) .....      11,491
Interest (expense) ..........     (21,516)
Other income (expenses)......      (2,310)
Income (loss) before
 income tax expense .........     (12,335)
Income tax expense
 (benefit) ..................        (280)
                                ---------
Net income (loss) ...........   $ (12,615)
                                =========

- ----------
A. PRO FORMA ADJUSTMENTS:

(a) To reflect the elimination of $11.5 million of PACE's non-cash stock and other non-recurring compensation, as well as $1.2 million and $1.3 million of Network's and FAME's excess compensation, respectively.

(b) Reflects salaries and officers' life insurance premiums to be paid by SFX.

(c) Reflects the increase of $23.4 million in depreciation and amortization resulting from the preliminary purchase accounting treatment of the 1998 Acquisitions. SFX amortizes goodwill and other intangibles over periods ranging for up to 15 years.

(d) To record incremental corporate overhead, personnel and administrative expenses that management estimates will be necessary as a result of SFX's acquisitions.

(e) Reflects the incremental interest expense associated with additional borrowing related to the 1998 acquisitions.

(f)        Reflects the elimination of PACE's equity income in certain
           Magicworks tours.

(g) Reflects the elimination of interest income earned from investing borrowings used to fund acquisitions.

(h) Represents an adjustment to the provision for state and local income taxes and a Federal tax benefit for interest expense at Magicworks. The calculation treats all companies to be acquired as "C" corporations and reflects the impact of non-deductible goodwill.


III. PRO FORMA FOR CERTAIN 1999 ACQUISITIONS AND THE FEBRUARY 1999 EQUITY
     OFFERING

                                                            MARQUEE
                                             CELLAR DOOR     MERGER    NEDERLANDER
                                                  A            B            C
(IN THOUSANDS)                              ------------- ----------- -------------
Revenue ...................................    $85,671     $ 67,807      $26,028
Equity income (loss) from investments .....        988           --        2,634
                                               -------     --------      -------
Total revenue .............................     86,659       67,807       28,662
Cost of revenue ...........................     68,318       42,120       22,590
Selling, general & administrative .........      9,292       15,417          216
Depreciation & amortization ...............      5,969        9,412        4,058
Corporate expenses ........................         --           --           --
Non recurring charges .....................         --           --           --
Non cash charges ..........................         --          389           --
                                               -------     --------      -------
Operating income (loss) ...................      3,080          469        1,798
Interest (expense) ........................         --           --           --
Other income (expenses) ...................         60         (231)          --
                                               -------     --------      -------
Income (loss) before income tax
 expense ..................................      3,140          238        1,798
Income tax expense ........................         --       (1,359)          --
                                               -------     --------      -------
Net income (loss) .........................    $ 3,140     $ (1,121)     $ 1,798
                                               =======                   =======
Accretion on put option ...................                    (315)
                                                           --------
Net income (loss) applicable to common
 shares ...................................                $ (1,436)
                                                           ========

                                                                                 PRO FORMA
                                                                                FOR CERTAIN
                                                                                    1999
                                               1999         PRO FORMA         ACQUISITIONS AND
                                               OTHER       ADJUSTMENTS          THE FEBRUARY
                                                 D              E           1999 EQUITY OFFERING
(IN THOUSANDS)                              ---------- ------------------- ---------------------
Revenue ...................................  $24,522                             $204,028
Equity income (loss) from investments .....       --      $      (988)(b)           2,634
                                             -------      -----------            --------
Total revenue .............................   24,522             (988)            206,662
Cost of revenue ...........................    9,044               --             142,072
Selling, general & administrative .........    7,210               --              32,135
Depreciation & amortization ...............    4,579               --              24,018
Corporate expenses ........................       --               --                  --
Non recurring charges .....................       --               --                  --
Non cash charges ..........................       --               --                 389
                                             -------      -----------            --------
Operating income (loss) ...................    3,689             (988)              8,048
Interest (expense) ........................       --           (4,107)(a)          (4,107)
Other income (expenses) ...................       53              988 (b)             870
                                             -------      -----------            --------
Income (loss) before income tax
 expense ..................................    3,742           (4,107)              4,811
Income tax expense ........................       --             (400)(c)          (1,759)
                                             -------      -----------            --------
Net income (loss) .........................  $ 3,742      $    (4,507)           $  3,052
                                             =======      ===========
Accretion on put option ...................                                          (315)
                                                                                 --------
Net income (loss) applicable to common
 shares ...................................                                      $  2,737
                                                                                 ========

A. CELLAR DOOR

                                                          YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                                       -------------------------------------------------
                                                                            PRO FORMA        CELLAR DOOR
                                                        AS REPORTED        ADJUSTMENTS       ACQUISITION
                                                       -------------   ------------------   ------------
Revenue ............................................     $ 86,829         $   (1,158)(a)       $85,671
Equity income (loss) from investments ..............          988                 --               988
                                                         --------         ----------           -------
Total revenue ......................................       87,817             (1,158)           86,659
Cost of revenue ....................................       69,657             (1,339)(a)        68,318
Selling, general & administrative expenses .........       14,514                (84)(a)         9,292
                                                                              (5,138)(b)
Depreciation & amortization ........................        2,200              3,769 (c)         5,969
                                                         --------         ----------           -------
Operating income ...................................        1,446              1,634             3,080
Interest (expense) .................................       (2,028)             2,028 (d)            --
Other income .......................................           60                 --                60
                                                         --------         ----------           -------
Income (loss) before income tax expense ............         (522)             3,662             3,140
Income tax expense .................................           --                 --                --
                                                         --------         ----------           -------
Net income (loss) ..................................     $   (522)        $    3,662           $ 3,140
                                                         ========         ==========           =======

- ----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of a Cellar Door entity that was discontinued.

(b) Reflects the elimination of certain officers' salaries, bonuses and other management fees which will not be paid under SFX's new employment and other contracts.

(c) Reflects the increase of $3.8 million in depreciation and amortization resulting from the preliminary purchase accounting treatment of Cellar Door. SFX amortizes goodwill over 15 years.

(d) Reflects the elimination of $2.0 million of historical interest expense related to debt which was not assumed by SFX.


B. MARQUEE

                                                                       YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                                          ---------------------------------------------------------------------
                                                                                MARQUEE
                                                                                 1998              PRO FORMA          MARQUEE
                                                           AS REPORTED     ACQUISITIONS (1)        ADJUSTMENT       ACQUISITION
                                                          -------------   ------------------   -----------------   ------------
Revenue ...............................................     $ 54,429           $13,378            $      --          $ 67,807
Equity income (loss) from investments .................           --                --                   --                --
                                                            --------           -------            ---------          --------
Total revenue .........................................       54,429            13,378                   --            67,807
Cost of revenue .......................................       35,069             8,544               (1,493)(a)        42,120
Selling, general & administrative .....................       13,006             2,826                 (415)(b)        15,417
Depreciation & amortization ...........................        2,759                66                6,587 (c)         9,412
Corporate expenses ....................................           --                --                   --                --
Non cash charges ......................................          389                --                   --               389
                                                            --------           -------            ---------          --------
Operating income (loss) ...............................        3,206             1,942               (4,679)              469
Interest (expense) income .............................       (1,194)               17                1,177 (d)            --
Other expenses ........................................         (231)               --                   --              (231)
                                                            --------           -------            ---------          --------
Income (loss) before income tax expense ...............        1,781             1,959               (3,502)              238
Income tax expense ....................................         (900)             (161)                (298)(e)        (1,359)
                                                            --------           -------            ---------          --------
Net income (loss) .....................................     $    881           $ 1,798            $  (3,800)         $ (1,121)
Accretion on put option ...............................         (315)               --                   --              (315)
                                                            --------           -------            ---------          --------
Net income (loss) applicable to common shares .........     $    566           $ 1,798            $  (3,800)         $ (1,436)
                                                            ========           =======            =========          ========

PRO FORMA ADJUSTMENTS

(1) Marquee acquired Alphabet City, Cambridge, PAL, Tollin/Robbins, and Tony Stephens during 1998 and included the results of their operations only from their respective acquisition dates in its consolidated results of operations for the year ended December 31, 1998. Therefore, for pro forma purposes, the results of operations of Marquee's 1998 acquisitions for the period prior to their acquisition dates are presented separately and are as follows (in thousands):

                                                                                                                 COMBINED
                                                                                                                 MARQUEE
                                               ALPHABET                               TOLLIN/       TONY           1998
                                                 CITY       CAMBRIDGE       PAL       ROBBINS     STEPHENS     ACQUISITIONS
                                              ----------   -----------   ---------   ---------   ----------   -------------
Revenues ..................................     $1,476        $ 691       $2,576      $5,509       $3,126        $13,378
Equity income (loss) from investments .....         --           --           --          --           --             --
                                                ------        -----       ------      ------       ------        -------
Total revenue .............................      1,476          691        2,576       5,509        3,126         13,378
Cost of revenue ...........................      1,186          303        1,966       2,424        2,665          8,544
Selling, general and administrative
 expenses .................................        346          156          906       1,259          159          2,826
Depreciation and amortization .............          4            2           --          50           10             66
                                                ------        -----       ------      ------       ------        -------
Operating income (loss) ...................        (60)         230         (296)      1,776          292          1,942
Interest (expense) income .................         --            1            8          --            8             17
                                                ------        -----       ------      ------       ------        -------
Other (income) expense ....................
Income/(loss) before income taxes
 expense ..................................        (60)         231         (288)      1,776          300          1,959
Income taxes (expense) benefit ............        (20)         (85)          30                      (86)          (161)
                                                ------        -----       ------                   ------        -------
Net income (loss) .........................     $  (80)       $ 146       $ (258)     $1,776       $  214        $ 1,798
                                                ======        =====       ======      ======       ======        =======

(a) To adjust expenses to reflect compensation agreements entered into in connection with Marquee's 1998 acquisitions.

(b) To reduce expenses for loss on transfer of property to former owners of PAL and other nonrecurring costs.

(c) Reflects the increase of $6.6 million in depreciation and amortization resulting from the preliminary purchase accounting treatment of Marquee. SFX amortizes goodwill over 15 years.

(d) Reflects the elimination of $1.2 million of historical interest expense for debt that was refinanced by SFX.

(e)        To record the impact on income taxes of Marquee's 1998 acquisitions.


C. NEDERLANDER

                                                  YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                                  --------------------------------------------
                                                                    PRO FORMA      NEDERLANDER
                                                   AS REPORTED     ADJUSTMENTS     ACQUISITION
                                                  -------------  ---------------  ------------
Revenue ........................................     $26,028        $     --         $26,028
Equity income from investments .................       2,634              --           2,634
                                                     -------        --------         -------
Total revenue ..................................      28,662              --          28,662
Cost of revenue ................................      23,566            (976)(a)      22,590
Selling, general & administrative expenses .....         216              --             216
Depreciation & amortization ....................         155           3,903 (b)       4,058
Corporate expenses .............................          --              --              --
Non cash charges ...............................          --              --              --
                                                     -------        --------         -------
Operating income (loss) ........................       4,725          (2,927)          1,798
Interest (expense) income ......................        (113)            113 (c)          --
Other income (expenses) ........................          --              --              --
                                                     -------        --------         -------
Income (loss) before income tax expense ........       4,612          (2,814)          1,798
Income tax expense .............................          --              --              --
                                                     -------        --------         -------
Net income (loss) ..............................     $ 4,612        $ (2,814)        $ 1,798
                                                     =======        ========         =======

- ----------
PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of management fees, booking fees and other expenses which will not be paid under SFX's contracts.

(b) Reflects the increase of $3.9 million in depreciation and amortization resulting from the preliminary purchase accounting treatment of Nederlander. SFX amortizes goodwill over 15 years.

(c) Reflects the elimination of $113,000 of historical interest expense related to debt which was not assumed by SFX.


D. OTHER 1999 ACQUISITIONS

                                                         YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                                       -----------------------------------------------
                                                                                           PRO FORMA
                                                                          PRO FORMA        OTHER 1999
                                                        AS REPORTED      ADJUSTMENTS      ACQUISITIONS
                                                       -------------   ---------------   -------------
Revenue ............................................      $24,522         $     --          $24,522
Equity income (loss) from investments ..............           --               --               --
                                                          -------         --------          -------
Total revenue ......................................       24,522               --           24,522
Cost of revenue ....................................        9,044               --            9,044
Selling, general & administrative expenses .........        7,645             (435)(a)        7,210
Depreciation & amortization ........................          264            4,315 (b)        4,579
Corporate expenses .................................           --               --               --
Non cash charges ...................................           --               --               --
                                                          -------         --------          -------
Operating income (loss) ............................        7,569           (3,880)           3,689
Interest (expense) income ..........................          (11)              11 (c)           --
Other income (expenses) ............................           53               --               53
                                                          -------         --------          -------
Income/(loss) before income tax expense ............        7,611           (3,869)           3,742
Income tax expense (benefit) .......................           --                                --
                                                          -------                           -------
Net income (loss) ..................................      $ 7,611         $ (3,869)         $ 3,742
                                                          =======         ========          =======

PRO FORMA ADJUSTMENTS:

(a) Reflects the elimination of legal fees and bonuses incurred as a result of sale of a business to a third party.

(b) Reflects the increase of $4.3 million in depreciation and amortization resulting from the preliminary purchase accounting treatment of the other acquisition.

(c) Reflects the elimination of $11,000 of historical interest expense related to debt which was not assumed by SFX.


E. PRO FORMA ADJUSTMENTS

(a) Reflects the incremental interest expenses incurred in connection with the 1999 acquisitions and the February 1999 equity offering.

(b) To reflect the elimination of Cellar Door's equity income in certain PACE businesses.

(c) Reflects an increase of $400,000 for state and local taxes related to the Cellar Door and Nederlander acquisitions.

IV. APOLLO ACQUISITION


                                       YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                  ------------------------------------------------------
                                                                        U.K. TO
                                                                       U.S. GAAP
                                          AS REPORTED                 ADJUSTMENTS
                                  --------------------------- --------------------------
Revenue ......................... (pounds sterling)79,343       (pounds sterling)--
Equity income from
 investments ....................                      --                       742 (h)
                                                   ------                      ----
Total revenue ...................                  79,343                       742
Cost of revenue .................                  46,059                        --
Selling, general and
 administrative expenses                           24,682                        --
Depreciation and
 amortization ...................                   4,525                      (251)(a)
                                                                                250 (b)
Corporate expenses ..............                      --                        --
Non-recurring charges ...........                      --                        --
Non-cash compensation
 and other non-cash
 charges ........................                      --                        --
                                                   ------                      ----
Operating income (loss) .........                   4,077                       743
Interest (expense) ..............                  (2,368)                       --
Equity income from
 investments ....................                     742                      (742)(h)
Other income (expenses) .........                   1,697                      (248)(h)
                                                                                 65 (c)
                                                   ------                      ----
Income (loss) before
 income tax expenses ............                   4,148                      (182)
Income tax expenses .............                  (1,936)                       --
Minority interest ...............                    (248)                      248 (h)
                                                   ------                      ----
Net income (loss) ...............  (pounds sterling)1,964       (pounds sterling)66
                                  =========================   ==========================

                                                        YEAR ENDED DECEMBER 31, 1998 (IN THOUSANDS)
                                  ----------------------------------------------------------------------------------------
                                           ADJUSTED
                                              FOR                             BARRY CLAYMAN
                                            U.K. TO           CONVERSION TO    CORPORATION      PRO FORMA        APOLLO
                                           U.S. GAAP             U.S.$(I)      LIMITED(J)      ADJUSTMENTS     ACQUISITION
                                  -------------------------- --------------- -------------- ----------------- ------------
Revenue ......................... (pounds sterling)79,343       $131,432         $5,109         $   1,116(d)    $ 137,657
Equity income from
 investments ....................                     742          1,229             --                --          1,229
                                                   ------       --------         ------        ----------      ---------
Total revenue ...................                  80,085        132,661          5,109         $   1,116        138,886
Cost of revenue .................                  46,059         76,297          2,156                --         78,453
Selling, general and
 administrative expenses                           24,682         40,883          1,228              (788)(f)     41,323
Depreciation and
 amortization ...................                   4,524          7,496             --             6,884 (e)     14,380
Corporate expenses ..............                      --             --             --                --             --
Non-recurring charges ...........                      --             --             --                --             --
Non-cash compensation
 and other non-cash
 charges ........................                      --             --             --                --             --
                                                   ------       --------         ------        ----------      ---------
Operating income (loss) .........                   4,820          7,985          1,725            (4,980)         4,730
Interest (expense) ..............                  (2,368)        (3,923)            (1)          (10,811)(g)    (14,735)
Equity income from
 investments ....................                      --             --             --                --             --
Other income (expenses) .........                   1,514          2,508             65            (1,116)(d)      1,457
                                                   ------       --------         ------        ----------      ---------
Income (loss) before
 income tax expenses ............                   3,966          6,570          1,789           (16,907)        (8,548)
Income tax expenses .............                  (1,936)        (3,207)          (583)            2,713 (k)     (1,077)
Minority interest ...............                      --             --             --                --             --
                                                   ------       --------         -------       ----------      ---------
Net income (loss) ...............  (pounds sterling)2,030        $  3,363        $1,206        $  (14,194)     $  (9,625)
                                  ========================      ========         =======       ==========      =========

Apollo's statement of operations covers the twelve months ended November 30, 1998. Barry Clayman Corporation Limited's statement of operations covers the period from May 27, 1998 (Inception) to February 28, 1999.
- ----------
PRO FORMA AND U.K. TO U.S. GAAP ADJUSTMENTS

(a) To reverse excess depreciation taken as a result of Apollo's revaluation of property not permitted by U.S. GAAP.

(b) To record goodwill amortization for fiscal 1998 in accordance with U.S. GAAP.

(c) To record Apollo's short-term investments in marketable securities under U.S. GAAP.

(d) To reclassify rental income from other income into consolidated revenues .

(e) To reflect the increase in depreciation and amortization resulting from the preliminary purchase accounting treatment of Apollo.

(f) Reflects the elimination of certain officers' salaries and bonuses which will not be paid under SFX's new employment contracts.

(g) To record the incremental interest expense associated with the Apollo acquisition.

(h) To reclassify minority interest into other income (expenses) and equity income from investments into consolidated revenue.

(i) Converted from pounds sterling to U.S. dollars utilizing the monthly average exchange rate for the twelve month period ended November 30, 1998.

(j) Represents the acquisition of 100% of Barry Clayman Corporation Limited, a promoter of concerts and other live entertainment events throughout the U.K.

(k) Represents U.K. tax effect of the pro-forma adjustments with the exception of additional amortization for goodwill.

V. NEW SENIOR CREDIT FACILITY

(a) To reflect the incremental interest expense incurred in connection with the New Senior Credit Facility.

                            SFX ENTERTAINMENT, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                   CERTAIN 1999   PRO FORMA FOR
                                                   ACQUISITIONS    CERTAIN 1999
                                                     AND THE       ACQUISITIONS
                                                  FEBRUARY 1999      AND THE
                                         SFX          EQUITY      FEBRUARY 1999      APOLLO
                                      (ACTUAL)       OFFERING         EQUITY      ACQUISITION
                                          I             II           OFFERING         III
                                    ------------ --------------- --------------- -------------
Revenue ...........................    679,900       $13,619        $ 693,519      $ 65,385
Equity income (loss) from
 investments ......................      3,906            49            3,955           488
                                       -------       -------        ---------      --------
Total revenue .....................    683,806        13,668          697,474        65,873
Cost of revenue ...................    509,158         9,935          519,093        27,569
Selling, general and
 administrative expenses ..........     91,916         4,419           96,335        26,293
Depreciation & amortization,
 including integration and
 start-up costs ...................     59,156          (199)          58,957         7,190
Corporate expenses, net of
 Triathlon fees ...................      9,772            --            9,772            --
Non-recurring charges .............         --            --               --            --
Noncash compensation and other
 non cash charges .................      2,147            --            2,147            --
                                       -------       -------        ---------      --------
Operating income (loss) ...........     11,657          (487)          11,170         4,821
Interest (expense) ................    (38,809)          617          (38,192)       (7,367)
Other income (loss) ...............      1,094            --            1,094          (453)
                                       -------       -------        ---------      --------
Income (loss) before income tax
 expense ..........................    (26,058)          130          (25,928)       (2,999)
Income tax (expense) benefit ......     (1,619)          (59)          (1,678)       (1,033)
                                       -------       -------        ---------      --------
Net income (loss) .................  $ (27,677)           71        $ (27,606)     $ (4,032)
                                                                                   ========
Accretion on put option ...........     (1,737)          (87)          (1,824)
                                     ---------       -------        ---------
Net loss applicable to common
 shares ...........................  $ (29,414)      $   (16)       $ (29,430)
                                     =========       =======        =========
Net loss per common share .........  $    0.55                      $   (0.53)
                                     =========                      =========
Weighted average common
 shares outstanding (1) (2) .......     53,121                         55,845
                                     =========                      =========



                                                                                        PRO FORMA FOR
                                                            PRO FORMA                   CERTAIN 1999
                                                           FOR CERTAIN                  ACQUISITIONS,
                                                               1999                     THE FEBRUARY
                                                          ACQUISITIONS,                  1999 EQUITY
                                                        THE FEBRUARY 1999                 OFFERING,
                                                              EQUITY                     THE APOLLO
                                                            OFFERING,                   ACQUISITION,
                                                            THE APOLLO                 THE NEW SENIOR
                                        NEW SENIOR         ACQUISITION                 CREDIT FACILITY
                                          CREDIT             AND THE       THE AUGUST   AND THE AUGUST
                                         FACILITY           NEW SENIOR     1999 EQUITY    1999 EQUITY
                                            IV           CREDIT FACILITY    OFFERING       OFFERING
                                    ------------------ ------------------- ---------- ----------------
Revenue ...........................    $        --          $ 758,904          $--       $ 758,904
Equity income (loss) from
 investments ......................             --              4,443           --           4,443
                                       -----------          ---------          ---       ---------
Total revenue .....................                           763,347                      763,347
Cost of revenue ...................             --            546,662           --         546,662
Selling, general and
 administrative expenses ..........             --            122,628           --         122,628
Depreciation & amortization,
 including integration and
 start-up costs ...................             --             66,147           --          66,147
Corporate expenses, net of
 Triathlon fees ...................             --              9,772           --           9,772
Non-recurring charges .............             --                 --           --              --
Noncash compensation and other
 non cash charges .................             --              2,147           --           2,147
                                       -----------          ---------          ---       ---------
Operating income (loss) ...........                            15,991           --          15,991
Interest (expense) ................        (19,566)(a)        (65,125)                     (65,125)
Other income (loss) ...............             --                641           --             641
                                       -----------          ---------          ---       ---------
Income (loss) before income tax
 expense ..........................        (19,566)           (48,943)          --         (48,943)
Income tax (expense) benefit ......          4,534 (b)          1,823                        1,823
                                       -----------          ---------                    ---------
Net income (loss) .................    $   (15,032)         $ (46,670)         $--       $ (46,670)
                                       ===========                             ===
Accretion on put option ...........                            (1,824)                      (1,824)
                                                            ---------                    ---------
Net loss applicable to common
 shares ...........................                         $ (48,494)                   $ (48,494)
                                                            =========                    =========
Net loss per common share .........                         $   (0.87)                   $   (0.75)
                                                            =========                    =========
Weighted average common
 shares outstanding (1) (2) .......                            56,825                       65,450
                                                            =========                    =========

See footnotes on following page.

- ----------
(1) Includes 750,000 shares of SFX Class A common stock issued to the PACE sellers in connection with the fifth year put option and 69,978 shares of SFX Class A common stock related to the ProServ put options issued by Marquee. Such shares are not included in calculating the net loss per common share.

(2) Reconciliation of historical weighted average shares outstanding to proforma weighted average shares (in thousands):

                                                                                            CLASS A & B
                                                                                 DATE          SHARES       WEIGHTED AVERAGE
                         ISSUANCE OF COMMON SHARES                              ISSUED      OUTSTANDING          SHARES
- ---------------------------------------------------------------------------   ----------   -------------   -----------------
Class A common shares outstanding .........................................     1/1/99         42,920            42,920
Class B common shares outstanding .........................................     1/1/99          2,545             2,545
Class A common shares issued in the Cellar Door acquisition ...............    2/19/99            519               378
Class A common shares issued in the Marquee acquisition ...................    3/16/99          2,103             1,215
Class A common shares issued in the Other 1999 Acquisitions ...............       2/99            143               123
Class A common shares issued in the February 1999 equity offering .........    2/11/99          7,424             5,859
Class A common shares issued as deferred purchase consideration ...........    3/31/99            160                80
Class A common shares issued in connection with the SFX option plan .......    6/15/99             31                 1
                                                                                               ------            ------
Subtotal ..................................................................                    55,845            53,121
                                                                                                                 ======
Class A common shares issued in the Apollo acquisition ....................    9/17/99            980
                                                                                               ------
Subtotal ..................................................................                    56,825
Class A common shares issued in the August 1999 equity offering ...........    8/17/99          8,625
                                                                                               ------
Pro forma as adjusted weighted average common shares outstanding ..........                    65,450
                                                                                               ======

NOTES TO PRO FORMA STATEMENTS:


I. Represents SFX's actual operating results for the six months ended June 30, 1999.

   EBITDA for the six months ended June 30, 1999, was $70.8 million and $82.1 million for SFX on an actual basis and a pro forma basis, respectively. EBITDA is defined as earnings before interest, taxes, other income and depreciation and amortization. Although EBITDA is not a measure of performance calculated in accordance with GAAP, we believe that the entertainment industry accepts EBITDA as a generally recognized measure of performance and that analysts who report publicly on the performance of entertainment companies use EBITDA. Nevertheless, you should not consider this measure in isolation or as a substitute for operating income, net income, net cash provided by operating activities or any other measure for determining SFX's operating performance or liquidity that is calculated in accordance with GAAP. EBITDA, as we calculate it, may not be comparable to calculations of similarly titled measures presented by other companies. Cash flows from operating, investing and financing activities for SFX for the six months ended June 30, 1999, were $94.4 million, ($335.5) million and $292.5 million, respectively.

   We believe there are other adjustments that could affect our operating performance that are not reflected herein. If we had made such adjustments, Adjusted EBITDA on a pro forma basis would have been approximately $85.7 million for the six months ended June 30, 1999. The adjustments include the elimination of non-cash compensation and other non-cash charges of $2.1 million, and the expected cost savings in connection with the 1998 and 1999 Acquisitions associated with the elimination of duplicative staffing and general and administrative expenses of $1.4 million. While management believes that such cost saving are achievable, SFX's ability to fully achieve such cost savings is subject to numerous factors, certain of which may be beyond SFX's control.

II. 1999 ACQUISITIONS


     SFX acquired ISI, Nederlander and Marquee on February 18, 1999, March 16, 1999 and March 16, 1999, respectively. The following represents the historical operating results of these companies prior to their acquisition by SFX.

                                                                   SIX MONTHS ENDED JUNE 30, 1999 (IN THOUSANDS)
                                                     -------------------------------------------------------------------------
                                                                                                                   PRO FORMA
                                                                                                   PRO FORMA      FOR CERTAIN
                                                          ISI       NEDERLANDER     MARQUEE       ADJUSTMENTS         1999
                                                      ACQUISITION   ACQUISITION   ACQUISITION          A          ACQUISITIONS
                                                     ------------- ------------- ------------- ----------------- -------------
Revenue ............................................    $1,090        $ 893        $ 11,636       $      --         $13,619
Equity (income) loss from investments ..............       --            49              --                              49
                                                        ------        -----        --------                         -------
Total revenue ......................................    $1,090        $ 942        $ 11,636       $      --          13,668
Cost of revenue ....................................      794           441           8,700              --           9,935
Selling, general & administrative expenses .........      884           926           2,609              --           4,419
Depreciation & amortization ........................       13            88           1,089          (1,389)(a)        (199)
Corporate expenses .................................       --            --              --              --              --
                                                        ------        -----        --------       ---------         -------
Operating income (loss) ............................     (601)         (513)           (762)          1,389            (487)
Interest (expense) income ..........................         (2)        (80)           (665)          1,364 (b)         617
Other income (expenses) ............................       --            --              --              --              --
                                                        -------       -----        --------       ---------         -------
Income (loss) before income tax expense ............     (603)         (593)         (1,427)          2,753             130
Income tax (expense) benefit .......................       --              (1)          (58)             --             (59)
                                                        -------       --------     --------       ---------         -------
Net income (loss) ..................................    $(603)        $(594)       $ (1,485)      $   2,753         $    71
                                                        =======       =======                     =========
Accretion on put option ............................                                    (87)                            (87)
                                                                                   --------                         -------
Net income applicable to common shares .............                               $ (1,572)                        $   (16)
                                                                                   ========                         =======

- ----------
A. PRO FORMA ADJUSTMENTS:

(a) Reflects the decrease of $1.4 million in depreciation and amortization resulting from the preliminary purchase price accounting treatment of the 1999 acquisitions. SFX amortizes goodwill and other intangibles over periods ranging for up to 15 years.

(b) Reflects incremental interest expense associated with additional borrowing related to the 1999 acquisitions.

III. APOLLO ACQUISITION

                                                 SIX MONTHS ENDED JUNE 30, 1999
                                                         (IN THOUSANDS)
                                     -------------------------------------------------------
                                                                         U.K. TO U.S.
                                                  AS                         GAAP
                                               REPORTED                  ADJUSTMENTS
                                     --------------------------- ---------------------------
Revenue ............................ (pounds sterling)36,583      (pounds sterling) --
Equity income from investments......                      --                       299 (h)
                                                      ------                      ----
Total revenue ......................                  36,583                       299
Cost of revenue ....................                  15,001
Selling, general and
 administrative expenses ...........                  16,127
Depreciation and amortization ......                   2,301                      (123)(a)
                                                                                   129 (b)
Corporate expenses .................                      --                        --
Non-recurring changes ..............                      --                        --
Non-cash compensation and
 other non-cash changes ............                      --                        --
                                                      ------                      ----
Operating income (loss) ............                   3,154                       293
Equity income from investments .....                     299                      (299)(h)
Interest (expense) .................                  (1,016)                       --
Other income (expenses) ............                     405                        50 (j)
                                                                                  (441)(h)
                                                      ------                      ----
Income (loss) before income tax
 expense ...........................                   2,842                      (397)
Income tax (expense) benefit .......                  (1,171)                       --
Minority interest ..................                    (441)                      441 (h)
                                                      ------                      ----
Net income (loss) ..................  (pounds sterling)1,230       (pounds sterling)44
                                     =========================   ===========================



                                                                 SIX MONTHS ENDED JUNE 30, 1999
                                                                         (IN THOUSANDS)
                                     --------------------------------------------------------------------------------------
                                              ADJUSTED
                                              FOR U.K.                         BARRY CLAYMAN
                                               TO U.S.            CONVERSION    CORPORATION      PRO FORMA        APOLLO
                                                GAAP             TO U.S.$(I)    LIMITED(K)      ADJUSTMENTS     ACQUISITION
                                     -------------------------- ------------- -------------- ----------------- ------------
Revenue ............................(pounds sterling)36,583       $ 59,733         5,131        $      521(c)    $ 65,385
Equity income from investments......                    299            488            --                --            488
                                                     ------       --------         -----        ----------       --------
Total revenue ......................                 36,882         60,221         5,131               521         65,873
Cost of revenue ....................                 15,001         24,494         3,075                           27,569
Selling, general and
 administrative expenses ...........                 16,127         26,332           349              (388)(e)     26,293
Depreciation and amortization ......                  2,307          3,767            --             3,423 (d)      7,190
Corporate expenses .................                     --             --            --                --             --
Non-recurring changes ..............                     --             --            --                --             --
Non-cash compensation and
 other non-cash changes ............                     --             --            --                --             --
                                                     ------       --------         -----        ----------       --------
Operating income (loss) ............                  3,447          5,628         1,707            (2,514)         4,821
Equity income from investments .....                     --             --            --                --             --
Interest (expense) .................                 (1,016)        (1,659)          (12)           (5,696)(f)     (7,367)
Other income (expenses) ............                     14             23            45              (521)(c)       (453)
                                                     ------       --------         -----        ----------       --------
Income (loss) before income tax
 expense ...........................                  2,445          3,992         1,740            (8,731)        (2,999)
Income tax (expense) benefit .......                 (1,171)        (1,912)         (567)            1,446 (g)     (1,033)
Minority interest ..................                     --             --            --                --             --
                                                     ------       --------         -----        ----------       --------
Net income (loss) .................. (pounds sterling)1,274       $  2,080        $1,173        $   (7,285)      $ (4,032)
                                     ========================     ========        ======        ==========       ========

Apollo's statement of operations covers the six month period ended May 15, 1999. Barry Clayman Corporation Limited's statement of operations covers the four months ended June 30, 1999.
- ----------
PRO FORMA AND U.K. TO U.S. GAAP ADJUSTMENTS

(a) To reverse excess depreciation taken as a result of Apollo's revaluation of property and equipment not permitted by U.S. GAAP.

(b) To record goodwill amortization for fiscal 1998 in accordance with U.S. GAAP.

(c) To reclassify rental income from other income into consolidated revenues.

(d) To reflect the increase in depreciation and amortization resulting from the preliminary purchase accounting treatment of Apollo.

(e) Reflects the elimination of certain officers' salaries and bonuses which will not be paid under SFX's new employment contracts.

(f) To record the incremental interest expense associated with the Apollo acquisition.

(g) Represents U.K. tax effect of the pro forma adjustments with the exception of additional amortization for goodwill.

(h) To reclassify equity income from investments into consolidated revenue and minority interest into other income (expenses).

(i) Converted from pounds sterling to U.S. dollars utilizing the monthly average exchange rate for the six months ended May 31, 1999.

(j) To record Apollo's short-term investments in marketable securities under U.S. GAAP.

(k) Represents the acquisition of 100% of Barry Clayman Corporation Limited, a promoter of concert and other live entertainment events in the U.K.


IV. NEW SENIOR CREDIT FACILITY

(a) To reflect the incremental interest expense incurred in connection with the New Senior Credit Facility.

(b) To record the incremental benefit for the pro forma adjustment based on the U.S. effective tax rate.